UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 12, 2008

Dycom Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-10613	591277135
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11770 US Highway 1, Suite 101, Palm Beach Gardens, Florida		33408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-627-7171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 12, 2008 Dycom held a conference call to review its preliminary results for the quater ended January 26, 2008. A transcript of that call is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.

Item 9.01 Financial Statements and Exhibits.

Transcript of Dycom Industries, Inc. conference call to review its preliminary results for the quater ended January 26, 2008, which took place on February 12, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dycom Industries, Inc.

February 13, 2008	By:	/s/ Richard L. Dunn

Name: Richard L. Dunn
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Transcript of Dycom Industries, Inc. conference call to review its preliminary results for the quater ended January 26, 2008, which took place on February 12, 2008.